Exhibit 10.1

PARTICIPATION AGREEMENT

This PARTICIPATION AGREEMENT (this “Agreement”) is dated effective as of October 6, 2023 (the “Effective Date”) and is made by and between Next Bridge Hydrocarbons, Inc., a Nevada corporation (“Next Bridge”) and [               ], a [               ] (“Participant”). Each of Next Bridge and Participant, and their respective successors and assignees (if any), may sometimes individually be referred to as “Party” and collectively as the “Parties” herein.

WHEREAS, Next Bridge owns, directly or indirectly, an undivided one hundred percent (100%) of the Leasehold Interests (as defined below); and

WHEREAS, Next Bridge is willing to assign and transfer a portion of the Leasehold Interests to Participant in accordance with the provisions hereof.

NOW THEREFORE, in consideration of the mutual covenants and agreements of the Parties to this Agreement as set forth herein, the Parties hereto agree as follows:

I.
CONTRACT AREA

1.1          Leasehold Interests. Except as otherwise provided herein, this Agreement shall cover [●]% (“Participant’s Interest”) of Next Bridge or its subsidiaries’ oil and gas leasehold interests (the “Leasehold Interests”), in 17,030.40 acres of land, more or less, in Hudspeth County, Texas, described on Exhibit A-1 hereof (the “Contract Area”) and including, without limitation, the oil and gas leases described on Exhibit A-2 (the “Leases”), limited to only such Leases that include the Lands. In addition to the Leasehold Interests being conveyed hereunder, Participant shall also receive its pro rata portion of 5,000 feet of 7-inch casing pipe located in the Contract Area, with such pro rata portion reflecting Participant’s Interest in the Leasehold Interests (the “Casing Pipe Interests”).

1.2          Governing Documents. The rights and obligations of the ownership and operation of the Leasehold Interests within the Contract Area are governed, inter alia, by the Development Unit Agreement 2837 by the State of Texas and Founders Oil & Gas Operating, LLC effective as of January 1, 2017 (as amended from time to time) (the “D&D Unit”) listed on Exhibit A-3. Following the Term Assignment, Participant shall assume the obligations of and adhere to the provisions of each such agreement.

II.
TERM ASSIGNMENT

2.1         Consideration; Term Assignment. Immediately upon the execution hereof, Participant shall pay to Next Bridge by wire transfer of immediately available funds to the account(s) designated by Next Bridge, a total amount equaling: $7,000,000 multiplied by Participant’s Interest. For the purposes of this Agreement, Simultaneously with the execution of this Agreement, Next Bridge, through itself or a subsidiary, shall execute and deliver to Participant a Term Assignment, in the form attached as Exhibit B (the “Term Assignment”) of the Leasehold Interests and Casing Pipe Interests contained within the Contract Area, for an initial term (the “Initial Term”) which shall commence at the execution hereof and terminate on December 31, 2023, unless extended by Hudspeth Operating, LLC, a Texas limited liability company (the “Operator”) in its discretion (such extension, the “Extended Term” and together with the Initial Term, the “Term”). The Term Assignment shall be of all depths owned by Next Bridge (provided that Next Bridge makes no representation or warranty with respect to any depth or formation).

2.2          Reservation of Working Interest APO in Leasehold Interests. The Term Assignment shall contain a reservation of a twenty-five percent (25%) back-in after payout working interest, which shall be applicable to each Well and its associated Governmental Proration Unit drilled on behalf of Participant (“Reserved Back-In Interest”). Upon Project Payout, the Reserved Back-In Interest shall immediately and automatically revert to Next Bridge free and clear of all risks incident to and all expense of drilling, testing, completing, equipping, developing, operating, and maintaining the Well prior to the reassignment, and Participant shall warrant the interest to be reverted to be free and clear of all liens, claims, clouds, and encumbrances caused, suffered or created by, through or under Participant, except those created in the ordinary course of business and routinely expected and accepted in the oil and gas industry generally. Notwithstanding the foregoing, Next Bridge may elect, in its sole and absolute discretion, at any time during Project Payout, to pay Participant it’s Costs attributable to all of the Wells that Participant has participated in and upon such payment, the Reserved Back-In Interest shall revert immediately and automatically to Next Bridge in accordance with this Section 2.2. The Reserved Back-In Interest shall, upon reversion to Next Bridge, otherwise bear only its proportionate part of any royalties, overriding royalties, or other encumbrances burdening the Well as of the date of the Assignment. Any additional wells drilled on within the Governmental Proration Unit (as defined below) after the reversion will be on a heads-up basis under the terms and conditions of the JOA (as defined below). If there is any conflict or inconsistency between the terms of this Agreement and the Term Assignment and the JOA, this Agreement shall control.

The right to the Reserved Back-In Interest shall accrue upon the date (“Project Payout”) that Participant first recovers 100% of the Costs attributable to all of the Wells that Participant has participated in out of Participant’s aggregate Share of Production from the Wells drilled in the Contract Area. “Costs” shall include all costs incurred by Participant in drilling, testing, completing, equipping for production, and operating the Wells until such recoupment occurs, together with any applicable gross production, ad valorem, severance, and other similar taxes measured by production and paid by Participant. Participant’s “Share of Production” shall include all production attributable to each Well after deducting applicable royalties, overriding royalties, and other similar burdens that burdened the Assignment (excepting any such burdens created by Participant). Costs and Project Payout shall be determined on an aggregate, project basis.

2.3         Warranty. The Term Assignment made pursuant to this Agreement shall be without warranty of title, express or implied, except by, through and under Next Bridge, but not otherwise.

2.4         Liens. Participant shall be furnished sufficient evidence that no liens or other encumbrances exist against the Leasehold Interests for unpaid mechanic’s and materialmen’s services or for any other outstanding obligations or expenditures as a result of operations pursuant to this Agreement.

2.5          Reversion upon Termination. Upon termination of the Term Assignment as set forth herein, the Leasehold Interests not included to a Governmental Proration Unit will revert to Next Bridge. Participant shall warrant the interest to revert to Next Bridge per the terms of the Term Assignment to be free and clear of all liens, claims, clouds, and encumbrances caused, suffered or created by, through or under Participant, except those created in the ordinary course of business and routinely expected and accepted in the oil and gas industry generally.

III.
DRILLING OBLIGATIONS; EXTENDING THE INITIAL TERM

3.1         Initial Term Drilling Obligation. Prior to the end of the Initial Term, Operator shall drill and, in Operator’s sole discretion, elect to complete at least five (5) vertical wells on the Leasehold Interests in the Contract Area, in locations determined by Operator in its sole discretion, to be completed in any formation (the “Initial Wells”). Upon the election to Complete each Initial Well, Operator shall provide Participant notice that Participant is being required to contribute its pro rata portion of the Completion Costs incurred by Operator with respect to such Initial Well. Participant shall, within five (5) business days of receipt of the foregoing notice, deliver all amounts necessary to discharge fully the then outstanding balance accounted to Participant by wire transfer of immediately available funds to the account(s) designated by Next Bridge. In the event that Participant fails to fully discharge the then outstanding balance accounted to Participant, Next Bridge shall have the right to terminate this Agreement and the Term Assignment, and the Leasehold Interests shall revert to Next Bridge in accordance with Section 2.5. The term “Drilling” shall mean all activities to drill, test and prepare to complete any of the Wells as determined by Operator in its sole discretion. The term “Completion” or “Complete” shall have the meaning set forth in the JOA. The term “Governmental Proration Unit” as used herein is defined to mean a tract designated by Participant containing the amount of acreage prescribed or permitted to be assigned each Initial Well for spacing and density or proration purposes by the Railroad Commission of Texas pursuant to special field rules for the field in which that well is located. In the event special field rules applicable to an Initial Well drilled hereunder have not been adopted, a “Governmental Proration Unit” shall be deemed to consist of forty (40) acres. Participant’s only penalty for not funding the Drilling or Completion of any or all of the Initial Wells will be the loss of its rights under this Agreement to participate in the Drilling or Completion of additional Wells.

3.2         Subsequent Drilling Obligation. Participant shall have the right to participate in the Drilling and Completion of an additional five (5) vertical wells in locations determined by Operator in its sole discretion, to be completed in any formation (“Subsequent Wells”). Each Subsequent Well will be proposed and subsequently drilled and Completed by Operator in accordance with Sections VI.B and VI.C of the JOA. If Participant fails to fund its pro rata portion of the Drilling and Completion of any of the five (5) Subsequent Wells in accordance with the JOA, then the rights assigned to Participant in the Term Assignment shall terminate as to any and all such Subsequent Wells that Participant fails to fund.

3.3          Participant Repurchase Option. Within thirty (30) days of the Drilling of the last Initial Wells, Participant shall have the option (the “Repurchase Option”), but not the obligation, to elect for all of its interest in the Leasehold Interests and the Initial Wells to revert to Next Bridge in exchange for the issuance of shares of common stock, $0.0001 par value per share, of Next Bridge (“Common Stock”). Such exercise of the Repurchase Option shall be pursuant to a notice of repurchase in the form of Exhibit C (the “Repurchase Notice”). Upon Next Bridge’s receipt of the Repurchase Notice, Participant shall be entitled to receive shares of Common Stock at a value of $1.20 per share of Common Stock, which the total number of shares of Common Stock to be received by the Participant in its exercise of the Repurchase Option shall be determined by dividing the initial consideration paid by Participant to Next Bridge pursuant to Section 2.1 by $1.20 (the “Subject Shares”). In the event that Participant exercises its Repurchase Option, Next Bridge shall instruct American Stock Transfer and Trust Company (the “Transfer Agent”) for the purpose of issuing and delivering to Participant the Subject Shares. Promptly after the exercise of the Repurchase Option, (a) Next Bridge will send, or will cause the Transfer Agent to send, to the Participant a direct registration book-entry statement setting forth the number of whole shares of Common Stock that the Participant has the right to receive pursuant to this Section 3.3, and (b) Participant’s Leasehold Interests shall automatically revert to Next Bridge. In the event that Participant fails to exercise the Repurchase Option, Participant shall be deemed to have elected to participate in the Drilling and Completion of the Subsequent Wells in accordance with the terms and conditions hereof.

3.4          Johnson Prospect Vertical Well Development. If Participant pays under the terms of the JOA to drill each of the five Subsequent Wells and Complete each of the five Subsequent Wells that Operator elects to Complete, then no rights to the Leasehold Interests shall revert back to Next Bridge, save and except the Reserved Back-In Interest, and Participant shall have the continued right to drill vertical wells in the Contract Area pursuant to the terms of the JOA (such wells, the “CDO Wells,” and along with Initial Wells and the Subsequent Wells, collectively, the “Wells”), for so long as Participant is engaged in Actual Drilling operations on the Leasehold Interests (1) which satisfy the continuous drilling obligations contained within the D&D Unit, or (2) if there are no continuous drilling obligations in the D&D Unit as of the end of the Extended Term, then, without cessation for a period of one hundred eighty (180) days after the end of the Extended Term, and thereafter, within one hundred eighty (180) days following the completion of one Well, either as a well capable of producing oil or gas in paying quantities or as a dry hole, and the commencement of Actual Drilling operations on the next Well within the Contract Area ((1) and (2) of this Section 3.4 shall be the “Final Revisionary Triggers”). “Actual Drilling” operations shall be deemed commenced at that point in which the drill bit penetrates the earth with a rig that is capable of drilling to total depth, and the drilling operations are continued with due diligence and in a workmanlike manner until completion. Neither the placement of material nor construction of a well location without Actual Drilling operations as detailed above will be deemed commencement of a Well. Upon one of the Final Revisionary Triggers being reached, then the Term Assignment and Participant’s rights in the Contract Area shall terminate as to all Leasehold Interests and all depths covered thereby, except as to depths between the surface and 150’ below the base of the deepest producing formation located within a Governmental Proration Unit assigned to any Well which is producing oil or gas in paying quantities as of the cessation of Actual Drilling operations and all remaining portions of the Leasehold Interests shall automatically revert to Next Bridge.

3.5         Drilling Restrictions. Notwithstanding anything to the contrary contained herein, Participant and its successors and assigns are expressly prohibited from Drilling any horizontal wells and shall only have the right to drill conventional, vertical Wells into the Contract Area.

3.6         Existing Wells. Participant shall be entitled to deepen either, or both, the University Johnson E23 #1 whose API Number is 42229302850000 or the University Johnson E23 #2 well, whose API Number is 42229302920000 located within the Contract Area (collectively, the “Existing Wells”), and such operation shall be sufficient to satisfy Participant’s obligation to drill a Well necessary to extend any Term.

3.7          Costs and Expenses of Drilling Wells. Participant shall pay for its pro rata portion of the costs of (a) the Drilling and Completion of such Wells, and (b) if any Well is dry hole, incapable of producing hydrocarbons in paying quantities, plugging and abandoning any such Well and restoring the surface of the Leasehold Interest in accordance with applicable law.

3.8          Access to Records. During the term of this Agreement, Next Bridge shall grant Participant access to all of its and its Affiliates’ well files, production histories, engineering reports, field studies and other information in its possession regarding the Drilling of Wells in accordance with the JOA. IN CONNECTION WITH NEXT BRIDGE’S DISCLOSURE OF INFORMATION UNDER THIS AGREEMENT, IT IS ACKNOWLEDGED THAT NEXT BRIDGE MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION OR DATA SO FURNISHED. PARTICIPANT HEREBY EXPRESSLY ASSUMES THE RISK OF THE INACCURACY OR INCOMPLETENESS OF SUCH INFORMATION OR DATA AND WAIVES ANY CLAIMS AGAINST NEXT BRIDGE REGARDING SUCH INFORMATION OR DATA, AND ACKNOWLEDGES THAT, WITHOUT SUCH WAIVER, NEXT BRIDGE WOULD NOT FURNISH SUCH INFORMATION OR DATA.

3.9         Joint Use; Access to Facilities. Next Bridge shall provide access to Participant to all production, compression, treatment, pipeline and other facilities owned, controlled or used by Next Bridge or its Affiliates on the Leasehold Interests, if any. Next Bridge or its Affiliates shall retain ownership of all of such facilities. To the extent that any federal or state laws, regulations or orders would determine that any new wellbores, infrastructure or equipment installed on the Leasehold Interests increases the bonding requirements for Next Bridge, Participant shall be responsible for funding its proportionate share of such incremental bonding amount, but Participant shall never be responsible for or assume any plugging and abandoning obligation or additional bonding related to wellbores (other than the Existing Wells should Participant elect to deepen those wells) or infrastructure on the Leasehold Interests existing as of the date of this Agreement or that Participant receives no beneficial interest. The entire amount of the plug and abandonment liability and the associated bonding requirement for pre-existing wellbores, equipment, facilities, pipelines and structures shall remain the sole responsibility of Next Bridge.

IV.
OPERATORSHIP; DRILLING WELL DATA AND CONFIDENTIALITY

4.1         Operatorship. Simultaneously with the execution of this Agreement, the Parties shall enter into an AAPL form of Operating Agreement, in the form set forth on Exhibit D (the “JOA”), covering the Contract Area. Operator shall serve as operator, and be responsible, for the Drilling and Completion of each Well. If there is any conflict or inconsistency between the terms of this Agreement and the JOA, this Agreement shall control.

4.2         Confidentiality of Data. All proprietary or non-public information relating to the Leasehold Interests, data derived from operations conducted under this Agreement, and the transactions contemplated thereby (collectively, all such proprietary or non-public information may be referred to herein as the “Confidential Information”), shall be kept confidential by the Parties, and each Party agrees to exercise reasonable care and precautions to prevent the publication, dissemination or disclosure of such Confidential Information to any third party, except for disclosures made to the extent, and only to the extent (a) required to be disclosed under applicable law (pursuant to the advice of counsel), (b) required by regulatory or self-regulatory authority (pursuant to the advice of counsel), (c) made to a Party, its Affiliate, or a director, officer, employee, member, manager, partner, agent or representative of such Party or its Affiliate, including legal counsel, accountants and other advisors bound by customary fiduciary or contractual obligations of confidentiality (collectively, “Representatives”), (d) reasonably made in connection with the exercise of any rights or remedies hereunder or any suit, action or proceeding relating to this Agreement, or the enforcement of rights hereunder or thereunder, or (e) made in an assignment or other document or instrument that is filed of record (including public filings) and for which such recording was necessary or advisable to vest record title, perfect a lien or encumbrance, or give third parties notice of a Party’s rights, in each case to the extent such person is bound by a coextensive obligation of confidentiality. Confidential Information shall exclude information known or readily available to the public at the time of disclosure or subsequently becomes known through no fault of such Party. The existence of this Agreement and the terms hereof and thereof, except insofar as the foregoing are recorded or have associated memoranda of agreements that are recorded or are otherwise referenced of record or publicly disclosed pursuant to (and in compliance with) the terms of this Agreement, shall constitute Confidential Information. Each Party shall be responsible for any disclosures of Confidential Information made by its Representatives as if such Party had made the disclosure itself.

V.
LEASE OBLIGATIONS AND PERMITS

5.1         Lease Obligations. Participant agrees to accept the Term Assignment subject to all of the terms, provisions, and conditions of this Agreement, of the Leasehold Interests, the D&D Unit, any agreements identified in Exhibit A-3, and of prior assignments thereof, if any.

VI.
abandonment

6.1         Abandonment. If the Parties elect to abandon any well drilled hereunder the Parties shall remain responsible for all costs, risk, expense and other liabilities of plugging and abandonment of the well based upon their ownership interest in such well.

VII.
NOTICES

7.1         Notices. Any notice or other communication required or permitted hereby shall be in writing and the same shall be deemed given upon delivery thereof in person, one business day after such notice is deposited with an overnight delivery service such as Federal Express or Airborne, or immediately when sent by electronic mail with an image attachment (such as a .PDF file or .JPEG file) and addressed as follows:

(a)           if to Next Bridge:

Next Bridge Hydrocarbons, Inc.

6300 Ridglea Place, Suite 950

Fort Worth, TX 76116

Attn: Luke Hawkins
Email: lhawkins@nextbridgehydrocarbons.com

(b)          if to Participant:

[●]

[●]

[●]
Attention: [●]
Email: [●]

From time to time, any Party may designate another address or electronic mail address for all purposes of this Agreement by giving to the other Parties not less than five (5) days advance written notice of such change of address electronic mail address in accordance with the provisions hereof. The failure or refusal of a Party to accept receipt of a notice hereunder shall in no manner invalidate the notice.

VIII.
TAXES

8.1         Tax Treatment. The Parties intend and expect that the transactions contemplated by this Agreement will result in a tax partnership (the “Tax Partnership”), solely for purposes of U.S. federal income taxation and for purposes of certain state income tax laws that incorporate or follow U.S. federal income tax principles (“Tax Purposes”). The governing terms and conditions of the Tax Partnership are set forth in the tax partnership agreement entered into by the Parties as of the Effective Date attached hereto as Exhibit E and the Parties agree to be bound thereby. For Tax Purposes, the Parties agree that the specific treatment of the transactions contemplated by this Agreement will be as set forth in the Tax Partnership Agreement.

8.2         Transfer Taxes. Any sales, use, transfer, stamp, documentary, registration, or similar Taxes incurred or imposed with respect to an assignment made pursuant to this Agreement (“Transfer Taxes”) and any related recording fees and other similar charges imposed with respect to the filing and recording of an assignment made pursuant to this Agreement, in each case, shall be paid for and borne by Participant. The Parties shall reasonably cooperate in good faith to minimize, to the extent permissible under applicable Law, the amount of any such Transfer Taxes.

IX.
LAW

9.1          Law. The Agreement and the legal relationship between the Parties shall be interpreted and construed under the laws of the State of Texas without regard to principles of choice of laws. All terms and provisions of this Agreement are hereby expressly made subject to all applicable federal and state laws and to all orders, rules, and regulations of any duly constituted authority having jurisdiction over the premises. It is the intent of the Parties that the provisions contained in this Agreement be severable. Should the whole or any portion of an Article hereof be held void or invalid, such holding shall not affect the other portions, which can be given effect without the invalid or void portion. The prevailing Party in any dispute under this Agreement shall recover all of its legal costs and said costs shall be paid within sixty (60) days of the conclusion of any trial or proceeding hereunder.

9.2         Compliance. All the terms and provisions of this Agreement are hereby expressly made subject to all applicable federal and state laws and to all orders, rules and regulations of any duly constituted authority having jurisdiction over the Leasehold Interests. No Party shall suffer forfeiture and be liable in damages for failure to comply with any of the provisions of this Agreement if such compliance is prevented by or if such failure results from compliance with any such law, order, rule, or regulation.

X.

CONSENT

10.1       Consent. Participant may not assign, transfer or convey any interest in this Agreement without obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld. In the event of a transfer by Next Bridge or Participant, Next Bridge and Participant agree that no such assignment shall alter or burden in any way the interests retained by Next Bridge or Participant, but shall be borne entirely out of the assigning Party’s interest hereunder. The assigning Party shall hold the other Parties free and clear of any obligation, liability and/or responsibility for such encumbrance(s) or burden(s).

Notwithstanding the preceding paragraph to the contrary, such consent by the other Parties shall not be required as concerns: (a) any conveyance or assignment of an overriding royalty interest, net profits interest and/or production payment (volumetric or otherwise); (b) any mortgage, pledge, hypothecation, or granting of security interest (or the forced sale of such interest pursuant to the foreclosure of or other realization upon any encumbrance created pursuant thereto); (c) any assignment, transfer or conveyance to an Affiliate of a Party so long as the assigning Party remains liable under this Agreement, but only to the extent such liability arose from or is based upon events, actions, conditions, circumstances or omissions incurred or created by such Party in connection with its performance hereunder; (d) any disposition by merger, reorganization, or consolidation; or (e) any disposition to a parent or subsidiary company of a Party or an entity in which a Party owns a majority of the equity.

The Parties agree to execute a mutually agreeable form of memorandum of this Agreement to be filed of record with the applicable county clerk’s offices.

For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such Person. As used in this definition, the term “control” and its derivatives mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Person” means any individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, governmental authority or any other entity.

10.2      Tag-Along Rights. At such time as Participant markets its Leasehold Interests and successfully negotiates a purchase and sale agreement with a third-party purchaser, Next Bridge shall have the right, but not the obligation, to sell any or all of its interest (including the Reserved Back-In Interest) on the same terms proportionate to the Leasehold Interests being sold by Participant (the “Tag Along Rights”). Participant shall negotiate for and secure the Tag Along Rights in any purchase and sale or assignment of its Leasehold Interests, in whole or in part, acquired pursuant to this Agreement. In connection with the sale contemplated in Section 10.2, Next Bridge shall have the right to pay Participant its proportionate share of the remaining balance to achieve Project Payout and receive the interests described in Section 2 hereof. In this regard, Next Bridge may make payment by the transfer of funds to Participant or by allowing Participant to retain the proceeds attributable to the amount that Next Bridge would otherwise be required to pay to achieve Project Payout. Notwithstanding the foregoing, in the event that Next Bridge receives a bona fide offer for the acquisition of all or any of its Leasehold Interests, Next Bridge agrees to use commercially reasonable efforts to obtain an offer for the Participant’s Leasehold Interests on substantially the same terms.

XI.
DISPUTE RESOLUTION

11.1       Dispute Resolution.

(a)          General. If a dispute arises among the Parties arising out of or relating to this Agreement or the activities undertaken pursuant to it, the Parties will use the procedures described in this Section 11.1.

(b)          Negotiation. Any Party may demand that all Parties meet to discuss and negotiate concerning the dispute by sending to all other Parties a notice specifying that the meeting is being called pursuant to this Section 11.1 and briefly describing the nature of the dispute and the notifying Party’s claim. Upon delivery of the notice, each Party shall promptly meet at a mutually agreeable time, date and place, and attempt to negotiate a resolution of the dispute.

(c)           Mediation.

(i)           If the Parties have not succeeded in negotiating a resolution of the dispute within 30 days after the meeting held pursuant to Section 11.1(b) above, any Party may submit the dispute to non-binding mediation in accordance with the Commercial Mediation Rules of the American Arbitration Association by so notifying the other Parties in writing.

(ii)         Promptly after delivery of the notice contemplated above, the Parties will jointly appoint a mutually acceptable impartial mediator with proper training and experience to consider the issues in dispute.

(iii)         In consultation with the Parties, the mediator shall promptly designate a mutually acceptable time and place for the scheduled mediation session, which shall be not later than 30 days after the selection of the mediator.

(iv)         Not later than seven (7) days prior to the mediation session, each Party shall deliver to the mediator and the other Parties a concise written summary of its view on the matter in dispute.

(v)          The mediator, in consultation with the Parties, will specify a format for the meetings, designed to assure that both the mediator and the Parties have the opportunity to hear an oral presentation of each Party’s views on the matter in dispute, and attempt to negotiate a resolution of the matter in dispute, with or without the assistance of counsel or others, but with the assistance of the mediator. The mediator is authorized to participate in both joint meetings among the Parties and in separate private caucuses with any Party. The mediator will keep confidential all information learned in private caucus with any Party unless specifically authorized by the Party to make disclosure of the information to the other Party.

(vi)         Notwithstanding any other provision of this Agreement to the contrary, however, any Party may commence litigation within ten (10) days prior to the date after which the commencement of litigation could be barred by an applicable statute of limitations or in order to request an injunction to prevent irreparable harm.

(vii)       The fees of the mediator shall be paid by the Parties jointly. The mediator shall be disqualified as a witness, consultant, expert or counsel for any Party with respect to the matters in dispute and any related matters.

(d)         Arbitration. In the event the dispute is not resolved by mediation, then the dispute shall be referred to binding arbitration administered by the American Arbitration Association in accordance with its commercial rules. A single arbitrator shall be selected and shall have proven experience in and knowledge of the petroleum industry and in the particular area of this Agreement in which the dispute arises. The decision of the arbitrator shall be final and binding upon all of the Parties and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The cost of any such arbitration shall be borne by the Parties in such manner as determined by the arbitrator in his absolute discretion. All arbitration proceedings shall take place in Dallas, Texas.

XII.
ARTICLE HEADINGS

The underlined headings in this Agreement are used for convenience and shall not be considered in construing this Agreement.

XIII.
MISCELLANEOUS PROVISIONS; REPRESENTATIONS AND WARRANTIES

13.1      Agreement. This Agreement is not intended to benefit or create any rights in any entity not a Party to this Agreement. This instrument contains the final and entire agreement of the Parties with respect to the matters covered by this Agreement and as such supersedes all prior written or oral communications and agreements in this regard. This Agreement may not be modified or changed except by written amendment signed by all of Parties.

13.2       Counterpart Execution. This Agreement may be executed by signing the original or a counterpart. If this Agreement is executed in counterparts, all counterparts taken together shall have the same effect as if all Parties had signed the same document, provided however, no Party shall be bound to the terms hereof unless and until all Parties have executed either an original or a counterpart. The exchange of copies of this Agreement and of signature pages by electronic image scan transmission in .pdf format or Docusign shall constitute effective execution and delivery of this Agreement as to the Parties and may be used in lieu of the original Agreement for all purposes

13.3       Representations by Participant. Participant hereby represents and warrants the following:

(a)         No Conflicting Obligations. Participant represents and warrants that Participant is not subject to any other obligations that would conflict with or inhibit Participant’s ability to perform its duties for Next Bridge.

(b)          Authorization; No Contravention. The execution, delivery and performance of this Agreement by Participant (i) does not violate any applicable law or regulation, or any order or decree of any court or governmental authority; (ii) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any agreement or other instrument to which Participant is a party or by which Participant or any of its property is bound; and (iii) does not require the consent or approval of any governmental authority or any other Person.

(c)         Enforceability. This Agreement constitutes the valid and binding agreement of Participant enforceable against Participant in accordance with its terms.

(d)         No Bankruptcy Proceedings. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to the knowledge of Participant, threatened against Participant.

(e)          No Violations of Law. Participant is not in violation of any applicable statute, law, rule, regulation, or ordinance, or any order of any court, governmental authority or arbitration board or tribunal in any respect.

(f)           No Litigation. There is no pending or threatened litigation, arbitration, actions or proceedings against Participant.

(g)          Investment Representations.

(i)           Participant is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”).

(ii)          Participant understands that (A) the Leasehold Interests and if issued the Subject Shares are not registered under the Securities Act or any applicable state securities Laws, (B) the Leasehold Interests and if issued the Subject Shares are being issued in reliance upon the private offering exemption in Section 4(a)(2) of the Securities Act and Regulation D promulgated under the Securities Act and certain exemptions from applicable state securities Laws and (C) such reliance is based in part on the representations made and information supplied in this Agreement.

(iii)         Participant understands that (A) the Leasehold Interests and if issued the Subject Shares may not be transferred or offered for transfer except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable securities Laws of any state or foreign jurisdiction and (B) any certificates representing the Subject Shares will bear corresponding restrictive legends.

(iv)         Participant is capable of bearing the economic risk of holding the Leasehold Interests and if issued, the Subject Shares for an indefinite period of time, has adequate means for providing its current needs and contingencies, can afford to suffer a complete loss of his investment in the Leasehold Interests and the Subject Shares and understands all risk factors related to an investment in the Leasehold Interests and the Subject Shares.

(v)          Participant is acquiring the Leasehold Interests and if issued, the Subject Shares solely for its own account and not with a view to distribution, resale, subdivision or fractionalization.

(vi)         Participant has (A) the knowledge and experience in financial, business and oil and gas matters (alone or together with its advisors) to evaluate the risks and uncertainties inherent in an investment in the Leasehold Interests and the Subject Shares, (B) been given access to all necessary information regarding Next Bridge, the Leasehold Interests, and the Subject Shares to evaluate the merits and risks of an investment in the Leasehold Interests and the Subject Shares, (C) had the opportunity to ask questions of and receive answers from Next Bridge concerning Next Bridge and the terms of the Leasehold Interests and the Subject Shares, (D) independently, and without reliance on any representation by Next Bridge and its Affiliates made its own analysis with respect to the risks and merits of the transaction contemplated by this Agreement, the financial condition, affairs and prospects of Next Bridge and the value of the Leasehold Interests and the Subject Shares and (E) not received, and is not relying on, any investment advice or opinion from Next Bridge or its Affiliates with respect to the risks and merits of the transactions contemplated by this Agreement or the value of the Leasehold Interests or the Subject Shares.

13.4       Representations by Next Bridge. Next Bridge hereby represents and warrants the following:

(a)          No Conflicting Obligations. Next Bridge represents and warrants that Next Bridge is not subject to any other obligations that would conflict with or inhibit Next Bridge’s ability to perform its duties for Participant.

(b)          Authorization; No Contravention. The execution, delivery and performance of this Agreement by Next Bridge (i) does not violate any applicable law or regulation, or any order or decree of any court or governmental authority; (ii) does not conflict with or result in the breach or termination of, constitute a default under or accelerate or permit the acceleration of any performance required by, any agreement or other instrument to which Next Bridge is a party or by which Next Bridge or any of its property is bound; and (iii) does not require the consent or approval of any governmental authority or any other Person.

(c)          Enforceability. This Agreement constitutes the valid and binding agreement of Next Bridge enforceable against Next Bridge in accordance with its terms.

(d)          No Bankruptcy Proceedings. There are no bankruptcy, reorganization or arrangement proceedings pending, being contemplated by or, to the knowledge of Next Bridge, threatened against Next Bridge.

(e)          No Violations of Law. Next Bridge is not in violation of any applicable statute, law, rule, regulation, or ordinance, or any order of any court, governmental authority or arbitration board or tribunal in any respect related to the ownership and operation of the Leasehold Interests.

(f)           No Litigation. There is no pending or threatened litigation, arbitration, actions or proceedings against Next Bridge that affect the Leasehold Interests.

(g)         Preferential Rights and Consents. None of the Leasehold Interests, or any portion thereof, is subject to any preferential purchase rights, consents to assign, tag along rights or other similar consent or approval that may be applicable to the transactions contemplated by this Agreement.

(h)          Title. Next Bridge has good and defensible title to the Leasehold Interests, free and clear of all liens or encumbrances.

13.5       Time of the Essence. Time is of the essence in this Agreement.

13.6      Conflicts. In the event there is a conflict between the provisions of this Agreement, on the one hand, and the Term Assignment or the JOA, on the other hand, the terms of this Agreement shall control.

13.7       Miscellaneous Interpretation. When a reference is made in this Agreement to Articles, Sections, Annexes, Exhibits or Schedules, such reference shall be to an Article, Section, Annex, Exhibit or Schedule to this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” Unless the context otherwise requires, (a) “or” is disjunctive but not necessarily exclusive; (b) words in the singular include the plural and vice versa; (c) the words “herein,” “hereof,” “hereby,” “hereunder” and words of similar nature refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited; and (d) the use in this Agreement of a pronoun in reference to a Party hereto includes the masculine, feminine or neuter, as the context may require. The Annex, Schedules and Exhibits attached to this Agreement are deemed to be part of this Agreement and included in any reference to this Agreement. If the date of performance falls on a day that is not a Business Day, then the actual date of performance shall be the next succeeding day that is a Business Day. “Business Day” means a day (other than a Saturday or Sunday) on which commercial banks in Texas are generally open for business.

[THE BALANCE OF THIS PAGE IS LEFT INTENTIONALLY BLANK. SIGNATURE PAGE FOLLOWS.]

This Agreement is executed the 6th day of October, 2023, to be effective as of the Effective Date.

NEXT BRIDGE HYDROCARBONS, INC.

By:
Name:	Clifton DuBose, Jr.
Title:	Chief Executive Officer

Signature Page to Participation Agreement

PARTICIPANT
Participant’s Interest: _______%	IF AN INDIVIDUAL:

Participant’s Total Amount
Due: $________________*

Print Name

Signature

Address:

Email:

	Date:	_______________, 2023

IF AN ENTITY:

Name of Entity

By:
Name:
Title:

Address:

Email:

	Date:	_______________, 2023

*	The total amount due and owing by Participant shall equal: $7,000,000 multiplied by Participant’s Interest.

Signature Page to Participation Agreement

Exhibit A-1: Description of Lands

Sections: 9, 10, 15, 16, 21, 22, 23, 24, 25, 26, 27, 28, 33, 34, 35, 36, 37, 38, 39, 40, 45, 46, 47, & 48

Block E

University Lands Survey

Hudspeth County, Texas

Exhibit A-1 – Description of Lands

Exhibit A-2: Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
1.	115099	All of Section 1, Block A, University Land Survey, Hudspeth County, Texas	687.5	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138149 Official Records of Hudspeth County, TX
2.	115100	All of Section 2, Block A, University Land Survey, Hudspeth County, Texas	689.3	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138150 Official Records of Hudspeth County, TX
3.	115101	All of Section 3, Block A, University Land Survey, Hudspeth County, Texas	691.2	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138151 Official Records of Hudspeth County, TX
4.	115102	All of Section 4, Block A, University Land Survey, Hudspeth County, Texas	693.4	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138152 Official Records of Hudspeth County, TX
5.	115103	All of Section 5, Block A, University Land Survey, Hudspeth County, Texas	695.9	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138153 Official Records of Hudspeth County, TX
6.	115104	All of Section 6, Block A, University Land Survey, Hudspeth County, Texas	698.4	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138154 Official Records of Hudspeth County, TX
7.	115105	All of Section 7, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138155 Official Records of Hudspeth County, TX
8.	115106	All of Section 8, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138156 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
9.	115107	All of Section 9, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138157 Official Records of Hudspeth County, TX
10.	115108	All of Section 10, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138158 Official Records of Hudspeth County, TX
11.	115109	All of Section 11, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138159 Official Records of Hudspeth County, TX
12.	115110	All of Section 12, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138160 Official Records of Hudspeth County, TX
13.	115111	All of Section 13, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138161 Official Records of Hudspeth County, TX
14.	115112	All of Section 14, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138162 Official Records of Hudspeth County, TX
15.	115113	All of Section 15, Block A, University Land Survey, Hudspeth County, Texas	688.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138163 Official Records of Hudspeth County, TX
16.	115114	All of Section 16, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138164 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
17.	115115	All of Section 17, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138165 Official Records of Hudspeth County, TX
18.	115116	All of Section 18, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138166 Official Records of Hudspeth County, TX
19.	115117	All of Section 19, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138167 Official Records of Hudspeth County, TX
20.	115118	All of Section 20, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138168 Official Records of Hudspeth County, TX
21.	115119	All of Section 21, Block A, University Land Survey, Hudspeth County, Texas	688.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138169 Official Records of Hudspeth County, TX
22.	115120	All of Section 22, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138170 Official Records of Hudspeth County, TX
23.	115121	All of Section 23, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138171 Official Records of Hudspeth County, TX
24.	115122	All of Section 24, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138172 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
25.	115123	All of Section 25, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138173 Official Records of Hudspeth County, TX
26.	115124	All of Section 26, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138174 Official Records of Hudspeth County, TX
27.	115125	All of Section 27, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138204 Official Records of Hudspeth County, TX
28.	115126	All of Section 28, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138146 Official Records of Hudspeth County, TX
29.	115127	All of Section 29, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138175 Official Records of Hudspeth County, TX
30.	115128	All of Section 30, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138176 Official Records of Hudspeth County, TX
31.	115129	All of Section 31, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138177 Official Records of Hudspeth County, TX
32.	115130	All of Section 32, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138178 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
33.	115131	All of Section 33, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138179 Official Records of Hudspeth County, TX
34.	115132	All of Section 34, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138180 Official Records of Hudspeth County, TX
35.	115133	All of Section 35, Block A, University Land and Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138181 Official Records of Hudspeth County, TX
36.	115134	All of Section 36, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138182 Official Records of Hudspeth County, TX
37.	115135	All of Section 37, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138147 Official Records of Hudspeth County, TX
38.	115136	All of Section 38, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138183 Official Records of Hudspeth County, TX
39.	115137	All of Section 39, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138184 Official Records of Hudspeth County, TX
40.	115138	All of Section 40, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138185 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
41.	115139	All of Section 41, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138186 Official Records of Hudspeth County, TX
42.	115140	All of Section 42, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138187 Official Records of Hudspeth County, TX
43.	115141	All of Section 43, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138188 Official Records of Hudspeth County, TX
44.	115142	All of Section 44, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138189 Official Records of Hudspeth County, TX
45.	115143	All of Section 45, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138190 Official Records of Hudspeth County, TX
46.	115144	All of Section 46, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138191 Official Records of Hudspeth County, TX
47.	115145	All of Section 47, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138192 Official Records of Hudspeth County, TX
48.	115146	All of Section 48, Block A, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138193 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
49.	115147	All of Section 1, Block B, University Land Survey, Hudspeth County, Texas	682.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138194 Official Records of Hudspeth County, TX
50.	115148	All of Section 2, Block B, University Land Survey, Hudspeth County, Texas	683.2	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138195 Official Records of Hudspeth County, TX
51.	115149	All of Section 3, Block B, University Land Survey, Hudspeth County, Texas	684.1	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138196 Official Records of Hudspeth County, TX
52.	115150	All of Section 4, Block B, University Land Survey, Hudspeth County, Texas	684.9	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138197 Official Records of Hudspeth County, TX
53.	115151	All of Section 5, Block B, University Land Survey, Hudspeth County, Texas	685.2	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138198 Official Records of Hudspeth County, TX
54.	115152	All of Section 6, Block B, University Land Survey, Hudspeth County, Texas	685.9	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138199 Official Records of Hudspeth County, TX
55.	115153	All of Section 7, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138200 Official Records of Hudspeth County, TX
56.	115154	All of Section 8, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138201 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
57.	115155	All of Section 9, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138202 Official Records of Hudspeth County, TX
58.	115156	All of Section 10, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #136203 Official Records of Hudspeth County, TX
59.	115157	All of Section 11, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138205 Official Records of Hudspeth County, TX
60.	115158	All of Section 12, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138206 Official Records of Hudspeth County, TX
61.	115159	All of Section 13, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138207 Official Records of Hudspeth County, TX
62.	115160	Ali of Section 14, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138208 Official Records of Hudspeth County, TX
63.	115161	All of Section 15, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138209 Official Records of Hudspeth County, TX
64.	115162	All of Section 16, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138210 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
65.	115163	All of Section 17, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138211 Official Records of Hudspeth County, TX
66.	115164	All of Section 18, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138212 Official Records of Hudspeth County, TX
67.	115165	All of Section 19, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138213 Official Records of Hudspeth County, TX
68.	115166	All of Section 20, Block B, University Land Survey, Hudspeth County, Texas	688.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138214 Official Records of Hudspeth County, TX
69.	115167	All of Section 21, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138215 Official Records of Hudspeth County, TX
70.	115168	All of Section 22, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138216 Official Records of Hudspeth County, TX
71.	115169	All of Section 23, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138217 Official Records of Hudspeth County, TX
72.	115170	All of Section 24, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138218 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
73.	115171	All of Section 25, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138219 Official Records of Hudspeth County, TX
74.	115172	All of Section 26, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138148 Official Records of Hudspeth County, TX
75.	115173	All of Section 27, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138220 Official Records of Hudspeth County, TX
76.	115174	All of Section 28, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138221 Official Records of Hudspeth County, TX
77.	115175	All of Section 29, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138222 Official Records of Hudspeth County, TX
78.	115176	All of Section 30, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138223 Official Records of Hudspeth County, TX
79.	115177	All of Section 31, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138224 Official Records of Hudspeth County, TX
80.	115178	All of Section 32, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138225 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
81.	115179	All of Section 33, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138226 Official Records of Hudspeth County, TX
82.	115180	All of Section 34, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138227 Official Records of Hudspeth County, TX
83.	115181	All of Section 35, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138228 Official Records of Hudspeth County, TX
84.	115182	All of Section 36, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138229 Official Records of Hudspeth County, TX
85.	115183	All of Section 37, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138230 Official Records of Hudspeth County, TX
86.	115184	All of Section 38, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138231 Official Records of Hudspeth County, TX
87.	115185	All of Section 39, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138232 Official Records of Hudspeth County, TX
88.	115186	All of Section 40, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138233 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
89.	115187	All of Section 41, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138234 Official Records of Hudspeth County, TX
90.	115188	All of Section 42, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138235 Official Records of Hudspeth County, TX
91.	115189	All of Section 43, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138236 Official Records of Hudspeth County, TX
92.	115190	All of Section 44, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138237 Official Records of Hudspeth County, TX
93.	115191	All of Section 45, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138238 Official Records of Hudspeth County, TX
94.	115192	All of Section 46, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138239 Official Records of Hudspeth County, TX
95.	115193	All of Section 47, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138240 Official Records of Hudspeth County, TX
96.	115194	All of Section 48, Block B, University Land Survey, Hudspeth County, Texas	686.7	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138241 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
97.	115195	All of Section 1, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138242 Official Records of Hudspeth County, TX
98.	115196	All of Section 2, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138243 Official Records of Hudspeth County, TX
99.	115197	All of Section 3, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138244 Official Records of Hudspeth County, TX
100.	115198	All of Section 4, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138245 Official Records of Hudspeth County, TX
101.	115199	All of Section 5, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138247 Official Records of Hudspeth County, TX
102.	115200	All of Section 6, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138248 Official Records of Hudspeth County, TX
103.	115201	All of Section 7, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138249 Official Records of Hudspeth County, TX
104.	115202	All of Section 8, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138250 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
105.	115203	All of Section 9, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138251 Official Records of Hudspeth County, TX
106.	115204	All of Section 10, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138252 Official Records of Hudspeth County, TX
107.	115205	All of Section 11, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138253 Official Records of Hudspeth County, TX
108.	115206	All of Section 12, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138254 Official Records of Hudspeth County, TX
109.	115207	All of Section 13, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138255 Official Records of Hudspeth County, TX
110.	115208	All of Section 14, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138256 Official Records of Hudspeth County, TX
111.	115209	All of Section 15, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138257 Official Records of Hudspeth County, TX
112.	115210	All of Section 16, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138258 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
113.	115211	All of Section 17, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138259 Official Records of Hudspeth County, TX
114.	115212	All of Section 18, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138260 Official Records of Hudspeth County, TX
115.	115213	All of Section 19, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138261 Official Records of Hudspeth County, TX
116.	115214	All of Section 20, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138262 Official Records of Hudspeth County, TX
117.	115215	All of Section 21, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138263 Official Records of Hudspeth County, TX
118.	115216	All of Section 22, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138264 Official Records of Hudspeth County, TX
119.	115217	All of Section 23, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138265 Official Records of Hudspeth County, TX
120.	115218	All of Section 24, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138266 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
121.	115219	All of Section 25, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138267 Official Records of Hudspeth County, TX
122.	115220	All of Section 26, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138268 Official Records of Hudspeth County, TX
123.	115221	All of Section 27, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138269 Official Records of Hudspeth County, TX
124.	115222	All of Section 28, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138270 Official Records of Hudspeth County, TX
125.	115223	All of Section 29, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138271 Official Records of Hudspeth County, TX
126.	115224	All of Section 30, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138272 Official Records of Hudspeth County, TX
127.	115225	All of Section 31, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138273 Official Records of Hudspeth County, TX
128.	115226	All of Section 32, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138274 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
129.	115227	All of Section 33, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138275 Official Records of Hudspeth County, TX
130.	115228	All of Section 34, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138276 Official Records of Hudspeth County, TX
131.	115229	All of Section 35, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138277 Official Records of Hudspeth County, TX
132.	115230	All of Section 36, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138278 Official Records of Hudspeth County, TX
133.	115231	All of Section 37, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138279 Official Records of Hudspeth County, TX
134.	115232	All of Section 38, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138280 Official Records of Hudspeth County, TX
135.	115233	All of Section 39, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138281 Official Records of Hudspeth County, TX
136.	115234	All of Section 40, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138282 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
137.	115235	All of Section 41, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138283 Official Records of Hudspeth County, TX
138.	115236	All of Section 42, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138284 Official Records of Hudspeth County, TX
139.	115237	All of Section 43, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138285 Official Records of Hudspeth County, TX
140.	115238	All of Section 44, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138286 Official Records of Hudspeth County, TX
141.	115239	All of Section 45, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138287 Official Records of Hudspeth County, TX
142.	115240	All of Section 46, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138288 Official Records of Hudspeth County, TX
143.	115241	All of Section 47, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138289 Official Records of Hudspeth County, TX
144.	115242	All of Section 48, Block E, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138290 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
145.	115243	All of Section 1, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138291 Official Records of Hudspeth County, TX
146.	115244	All of Section 2, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138292 Official Records of Hudspeth County, TX
147.	115245	All of Section 3, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138293 Official Records of Hudspeth County, TX
148.	115246	All of Section 4, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138294 Official Records of Hudspeth County, TX
149.	115247	All of Section 5, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138295 Official Records of Hudspeth County, TX
150.	115248	All of Section 6, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138296 Official Records of Hudspeth County, TX
151.	115249	All of Section 7, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138297 Official Records of Hudspeth County, TX
152.	115250	All of Section 8, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138298 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
153.	115251	All of Section 9, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138299 Official Records of Hudspeth County, TX
154.	115252	All of Section 10, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138300 Official Records of Hudspeth County, TX
155.	115253	All of Section 11, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138301 Official Records of Hudspeth County, TX
156.	115254	All of Section 12, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138302 Official Records of Hudspeth County, TX
157.	115255	All of Section 13, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138303 Official Records of Hudspeth County, TX
158.	115256	All of Section 14, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138304 Official Records of Hudspeth County, TX
159.	115257	All of Section 15, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138305 Official Records of Hudspeth County, TX
160.	115258	All of Section 16, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138306 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
161.	115259	All of Section 17, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138307 Official Records of Hudspeth County, TX
162.	115260	All of Section 18, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138308 Official Records of Hudspeth County, TX
163.	115261	All of Section 19, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138309 Official Records of Hudspeth County, TX
164.	115262	All of Section 20, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138310 Official Records of Hudspeth County, TX
165.	115263	All of Section 21, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138311 Official Records of Hudspeth County, TX
166.	115264	All of Section 22, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138312 Official Records of Hudspeth County, TX
167.	115265	All of Section 23, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138313 Official Records of Hudspeth County, TX
168.	115266	All of Section 24, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138314 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
169.	115267	All of Section 25, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138315 Official Records of Hudspeth County, TX
170.	115268	All of Section 26, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138316 Official Records of Hudspeth County, TX
171.	115269	All of Section 27, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138317 Official Records of Hudspeth County, TX
172.	115270	All of Section 28, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138318 Official Records of Hudspeth County, TX
173.	115271	All of Section 29, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138319 Official Records of Hudspeth County, TX
174.	115272	All of Section 30, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138320 Official Records of Hudspeth County, TX
175.	115273	All of Section 31, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138321 Official Records of Hudspeth County, TX
176.	115274	All of Section 32, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138322 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
177.	115275	All of Section 33, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138323 Official Records of Hudspeth County, TX
178.	115276	All of Section 34, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138324 Official Records of Hudspeth County, TX
179.	115277	All of Section 35, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138325 Official Records of Hudspeth County, TX
180.	115278	All of Section 36, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138326 Official Records of Hudspeth County, TX
181.	115279	All of Section 37, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138327 Official Records of Hudspeth County, TX
182.	115280	All of Section 38, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138328 Official Records of Hudspeth County, TX
183.	115281	All of Section 39, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138329 Official Records of Hudspeth County, TX
184.	115282	All of Section 40, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138330 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases

TRACT	UNIVERSITY LEASE #	LEASE DESCRIPTION	ACRES	LESSOR	LESSEE	DOCUMENT DATE	RECORDING DATA BOOK & PAGE
185.	115283	All of Section 41, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138331 Official Records of Hudspeth County, TX
186.	115284	All of Section 42, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138332 Official Records of Hudspeth County, TX
187.	115285	All of Section 43, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138333 Official Records of Hudspeth County, TX
188.	115286	All of Section 44, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138334 Official Records of Hudspeth County, TX
189.	115287	All of Section 45, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138335 Official Records of Hudspeth County, TX
190.	115288	All of Section 46, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138336 Official Records of Hudspeth County, TX
191.	115289	All of Section 47, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138337 Official Records of Hudspeth County, TX
192.	115290	All of Section 48, Block F, University Land Survey, Hudspeth County, Texas	709.6	State of Texas	Founders Oil & Gas, LLC	4/10/2013	Document #138338 Official Records of Hudspeth County, TX

Exhibit A-2 – Description of Oil and Gas Leases